Exhibit 99.3


                            DIRECTOR NOMINEE CONSENTS


      I, Seymour Holtzman, consent to the inclusion of my name as a nominee for director of LP Innovations, Inc. (the "Company") in the Registration Statement on Form 10 of the Company.

                                          /s/ Seymour Holtzman
                                          ----------------------------
                                              Seymour Holtzman


      I, William N. Britton, consent to the inclusion of my name as a nominee for director of LP Innovations, Inc. (the "Company") in the Registration Statement on Form 10 of the Company.

                                          /s/ William N. Britton
                                          -----------------------------
                                              William N. Britton


      I, Stewart L. Cohen, consent to the inclusion of my name as a nominee for director of LP Innovations, Inc. (the "Company") in the Registration Statement on Form 10 of the Company.

                                          /s/ Stewart L. Cohen
                                          -----------------------------
                                              Stewart L. Cohen


      I, Alan S. Bernikow, consent to the inclusion of my name as a nominee for director of LP Innovations, Inc. (the "Company") in the Registration Statement on Form 10 of the Company.

                                          /s/ Alan S. Bernikow
                                          -----------------------------
                                              Alan S. Bernikow


      I, Steven P. May, consent to the inclusion of my name as a nominee for director of LP Innovations, Inc. (the "Company") in the Registration Statement on Form 10 of the Company.

                                          /s/ Steven P. May
                                          -----------------------------
                                              Steven P. May


      I, Andrew Cohan, consent to the inclusion of my name as a nominee for director of LP Innovations, Inc. (the "Company") in the Registration Statement on Form 10 of the Company.

                                          /s/ Andrew Cohan
                                          ----------------------------
                                              Andrew Cohan